                                  EXHIBIT 99.10

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

EQUITY ONE: 2005-D
-------------
HYPERION IOS

                                                                               MINIMUM     MAXIMUM
                                                                                ------      ------
Scheduled Principal Balance             $ 14,221,761                         $ 108,000   $ 750,000
Average Scheduled Principal Balance        $ 268,335
Number of Mortgage Loans                          53

Weighted Average Gross Coupon                 6.394%                            5.750%      7.600%
Weighted Average FICO Score                      652                               545         803
Weighted Average Original LTV                 82.59%                            73.75%      90.00%
Weighted Average Original Term            355 months                         84 months  360 months
Weighted Average Stated Remaining Term    354 months                         83 months  360 months
Weighted Average Seasoning                  1 months                          0 months    2 months

Weighted Average Gross Margin                 6.500%                            6.500%      6.500%
Weighted Average Minimum Interest Rate        6.621%                            6.500%      7.240%
Weighted Average Maximum Interest Rate       12.356%                           11.500%     13.240%
Weighted Average Initial Rate Cap             3.000%                            3.000%      3.000%
Weighted Average Subsequent Rate Cap          1.500%                            1.500%      1.500%
Weighted Average Months to Roll            25 months                         22 months   59 months
Maturity Date                                                               Oct 1 2012  Nov 1 2035
Maximum Zip Code Concentration                 5.27%  20176 (LEESBURG, VA)

ARM                                           92.94%  Cash Out Refinance                    65.56%
Fixed Rate                                     7.06%  Purchase                              27.54%
                                                      Rate/Term Refinance                    6.90%
2/28 6 MO LIBOR IO                            87.37%
5/25 6 MO LIBOR IO                             5.57%  Condominium                            1.83%
Fixed 7 YR Balloon IO                          1.80%  Single Family                         95.95%
Fixed Rate 30 Year IO                          5.26%  Townhouse                              2.22%
Interest Only                                100.00%  Primary                               92.87%
                                                      Second Home                            7.13%
Prepay Penalty: 0 months                      23.67%
Prepay Penalty: 12 months                      1.39%  No Silent Second                      55.18%
Prepay Penalty: 24 months                     64.15%  Silent Second                         44.82%
Prepay Penalty: 36 months                     10.79%
                                                      Top 5 States:
First Lien                                   100.00%  Virginia                              18.32%
                                                      California                            12.75%
AIV                                            7.25%  Ohio                                  11.98%
Full Doc                                      92.75%  Maryland                              11.06%
                                                      Florida                                8.33%


EQUITY ONE: 2005-D

HYPERION IOS

                                                                              WEIGHTED
                                                                   WEIGHTED    AVERAGE  WEIGHTED
                                                                    AVERAGE     STATED   AVERAGE  WEIGHTED
                             # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
ORIGINAL PRINCIPAL BALANCE  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00         5         640,016.75        4.50%     6.556        359     82.00       654
150,000.01 - 200,000.00        13       2,242,560.00       15.77%     6.286        359     81.09       676
200,000.01 - 250,000.00        13       2,994,046.01       21.05%     6.474        359     81.65       666
250,000.01 - 300,000.00         9       2,450,669.45       17.23%     6.305        330     83.41       638
300,000.01 - 350,000.00         2         631,569.00        4.44%     6.365        359     80.00       677
350,000.01 - 400,000.00         2         770,800.00        5.42%     6.050        359     79.37       641
400,000.01 - 450,000.00         3       1,244,899.99        8.75%     6.206        359     86.09       655
450,000.01 - 500,000.00         4       1,905,200.00       13.40%     6.998        360     87.22       626
550,000.01 - 600,000.00         1         592,000.00        4.16%     5.750        359     80.00       673
700,000.01 - 750,000.00         1         750,000.00        5.27%     6.220        358     78.70       603
----------------------------------------------------------------------------------------------------------
TOTAL                          53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE  WEIGHTED
                                                                   AVERAGE     STATED   AVERAGE  WEIGHTED
                            # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
CURRENT PRINCIPAL BALANCE  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00        5         640,016.75        4.50%     6.556        359     82.00       654
150,000.01 - 200,000.00       13       2,242,560.00       15.77%     6.286        359     81.09       676
200,000.01 - 250,000.00       13       2,994,046.01       21.05%     6.474        359     81.65       666
250,000.01 - 300,000.00        9       2,450,669.45       17.23%     6.305        330     83.41       638
300,000.01 - 350,000.00        2         631,569.00        4.44%     6.365        359     80.00       677
350,000.01 - 400,000.00        2         770,800.00        5.42%     6.050        359     79.37       641
400,000.01 - 450,000.00        3       1,244,899.99        8.75%     6.206        359     86.09       655
450,000.01 - 500,000.00        4       1,905,200.00       13.40%     6.998        360     87.22       626
550,000.01 - 600,000.00        1         592,000.00        4.16%     5.750        359     80.00       673
700,000.01 - 750,000.00        1         750,000.00        5.27%     6.220        358     78.70       603
---------------------------------------------------------------------------------------------------------
TOTAL                         53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                      WEIGHTED
                                                           WEIGHTED    AVERAGE  WEIGHTED
                                                            AVERAGE     STATED   AVERAGE  WEIGHTED
                     # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
CURRENT GROSS RATE  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------------------------------------------------------------------------------

5.500 - 5.999          10       2,716,099.45       19.10%     5.858        333     82.35       666
6.000 - 6.499          22       5,614,030.74       39.47%     6.207        359     81.28       650
6.500 - 6.999          14       3,701,631.01       26.03%     6.636        359     83.09       647
7.000 - 7.499           6       2,062,200.00       14.50%     7.103        360     85.16       645
7.500 - 7.999           1         127,800.00        0.90%     7.600        360     90.00       703
--------------------------------------------------------------------------------------------------
TOTAL                  53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                          WEIGHTED
                                                               WEIGHTED    AVERAGE  WEIGHTED
                                                                AVERAGE     STATED   AVERAGE  WEIGHTED
                         # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
ORIGINAL TERM (MONTHS)  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------------------------------------------------------------------------------------

84                          1         256,499.45        1.80%     5.950         83     88.45       648
360                        52      13,965,261.75       98.20%     6.403        359     82.49       652
------------------------------------------------------------------------------------------------------
TOTAL                      53      14,221,761.20      100.00%     6.394        354     82.59       652


                                                                                WEIGHTED
                                                                     WEIGHTED    AVERAGE  WEIGHTED
                                                                      AVERAGE     STATED   AVERAGE  WEIGHTED
                                # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
STATED REMAINING TERM (MONTHS) LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------------------------------------------------------------------------------------------

61-120                            1         256,499.45        1.80%     5.950         83     88.45       648
301-360                          52      13,965,261.75       98.20%     6.403        359     82.49       652
------------------------------------------------------------------------------------------------------------
TOTAL                            53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                              WEIGHTED
                                                   WEIGHTED    AVERAGE  WEIGHTED
                                                    AVERAGE     STATED   AVERAGE  WEIGHTED
             # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
LIEN        LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------------------------------------------------------------------------

First Lien     53      14,221,761.20      100.00%     6.394        354     82.59       652
------------------------------------------------------------------------------------------
TOTAL          53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                      WEIGHTED
                                                           WEIGHTED    AVERAGE  WEIGHTED
                                                            AVERAGE     STATED   AVERAGE  WEIGHTED
                     # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
SEASONING (MONTHS)  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------------------------------------------------------------------------------

0                      18       4,791,294.00       33.69%     6.623        360     83.42       662
1                      27       7,312,691.24       51.42%     6.299        349     82.67       649
2                       8       2,117,775.96       14.89%     6.207        358     80.44       640
--------------------------------------------------------------------------------------------------
TOTAL                  53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                WEIGHTED
                                                     WEIGHTED    AVERAGE  WEIGHTED
                                                      AVERAGE     STATED   AVERAGE  WEIGHTED
               # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
COMBINED LTV  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------------------------------------------------------------------------
70.00- 79.99      3       1,291,000.00        9.08%     6.127        359     77.38       623
80.00            32       7,450,985.75       52.39%     6.345        359     80.00       663
80.01- 89.99     14       3,998,375.45       28.11%     6.462        341     86.37       646
90.00- 99.99      4       1,481,400.00       10.42%     6.694        360     90.00       639
--------------------------------------------------------------------------------------------
TOTAL            53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                    WEIGHTED
                                                         WEIGHTED    AVERAGE  WEIGHTED
                                                          AVERAGE     STATED   AVERAGE  WEIGHTED
                   # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
OCCUPANCY STATUS  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------------------------------------------------------------------------------------------------

Primary              48      13,207,121.20       92.87%     6.382        354     82.79       649
Second Home           5       1,014,640.00        7.13%     6.549        359     80.00       692
------------------------------------------------------------------------------------------------
TOTAL                53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                 WEIGHTED
                                                      WEIGHTED    AVERAGE  WEIGHTED
                                                       AVERAGE     STATED   AVERAGE  WEIGHTED
                # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
PROPERTY TYPE  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------------------------------------------------------------------------------

Condominium        1         260,100.00        1.83%     6.480        359     84.85       647
Single Family     51      13,645,661.20       95.95%     6.387        354     82.61       651
Townhouse          1         316,000.00        2.22%     6.630        359     80.00       692
---------------------------------------------------------------------------------------------
TOTAL             53      14,221,761.20      100.00%     6.394        354     82.59       652


                                                                       WEIGHTED
                                                            WEIGHTED    AVERAGE  WEIGHTED
                                                             AVERAGE     STATED   AVERAGE  WEIGHTED
                      # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
LOAN PURPOSE         LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
---------------------------------------------------------------------------------------------------

Cash Out Refinance      31       9,324,212.20        65.56%    6.390        352     83.77       648
Purchase                18       3,916,789.00        27.54%    6.459        359     80.32       672
Rate/Term Refinance      4         980,760.00         6.90%    6.176        359     80.46       607
---------------------------------------------------------------------------------------------------
TOTAL                   53      14,221,761.20       100.00%    6.394        354     82.59       652

                                                                      WEIGHTED
                                                           WEIGHTED    AVERAGE  WEIGHTED
                                                            AVERAGE     STATED   AVERAGE  WEIGHTED
                     # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
DOCUMENTATION TYPE  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------------------------------------------------------------------------------

AIV                     2       1,030,800.00         7.25%    6.332        358     79.05       615
Full Doc               51      13,190,961.20        92.75%    6.399        354     82.87       655
--------------------------------------------------------------------------------------------------
TOTAL                  53      14,221,761.20       100.00%    6.394        354     82.59       652

                                                                         WEIGHTED
                                                              WEIGHTED    AVERAGE  WEIGHTED
                                                               AVERAGE     STATED   AVERAGE  WEIGHTED
                        # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
PRODUCT                LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------------------------------------------------------------------------------------

2/28 6 MO LIBOR IO        46      12,425,461.75       87.37%     6.414        359     82.69       650
5/25 6 MO LIBOR IO         2         792,000.00        5.57%     5.806        359     80.00       662
Fixed 7 YR Balloon IO      1         256,499.45        1.80%     5.950         83     88.45       648
Fixed Rate 30 Year IO      4         747,800.00        5.26%     6.839        359     81.71       677
-----------------------------------------------------------------------------------------------------
TOTAL                     53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                  WEIGHTED
                                                       WEIGHTED    AVERAGE  WEIGHTED
                                                        AVERAGE     STATED   AVERAGE  WEIGHTED
                 # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
STATE           LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
----------------------------------------------------------------------------------------------

Arizona             3         591,459.45        4.16%     6.190        239     83.66       662
California          4       1,812,905.00       12.75%     6.426        359     83.54       648
Connecticut         1         216,000.00        1.52%     7.000        360     80.00       626
Florida             5       1,184,769.00        8.33%     6.132        359     80.00       662
Georgia             4         751,096.75        5.28%     5.959        359     80.00       649
Illinois            2         452,960.00        3.18%     6.571        359     81.04       636
Kentucky            1         126,000.00        0.89%     6.600        360     80.00       622
Maryland            5       1,572,299.99       11.06%     6.182        359     83.34       662
Massachusetts       1         228,000.00        1.60%     7.130        360     80.00       728
Minnesota           1         159,000.00        1.12%     5.750        358     79.90       641
Nevada              5       1,135,045.00        7.98%     6.471        359     83.64       663
New Jersey          1         280,800.00        1.97%     6.630        359     80.00       647
New York            1         423,000.00        2.97%     5.880        360     90.00       664
North Carolina      3         436,520.00        3.07%     6.675        359     82.93       668
Ohio                6       1,703,581.80       11.98%     6.693        359     83.36       646
Rhode Island        2         435,425.00        3.06%     6.446        359     85.89       654
South Dakota        1         108,000.00        0.76%     6.120        359     80.00       669
Virginia            7       2,604,899.21       18.32%     6.462        359     81.80       638
----------------------------------------------------------------------------------------------
TOTAL              53      14,221,761.20      100.00%     6.394        354     82.59       652


                                                                      WEIGHTED
                                                           WEIGHTED    AVERAGE  WEIGHTED
                                                            AVERAGE     STATED   AVERAGE  WEIGHTED
                     # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
PREPAYMENT PENALTY  LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
--------------------------------------------------------------------------------------------------

Has Prepay Penalty     40      10,854,844.46       76.33%     6.434        353     82.41       648
None                   13       3,366,916.74       23.67%     6.268        359     83.20       666
--------------------------------------------------------------------------------------------------
TOTAL                  53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                                                 WEIGHTED
                                                                      WEIGHTED    AVERAGE  WEIGHTED
                                                                       AVERAGE     STATED   AVERAGE  WEIGHTED
                                # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
PREPAYMENT PENALTY             LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
ORIGINAL TERMS
-------------------------------------------------------------------------------------------------------------

Prepay Penalty: 0 months          13       3,366,916.74       23.67%     6.268        359     83.20       666
Prepay Penalty: 12 months          1         197,000.00        1.39%     6.380        359     84.91       649
Prepay Penalty: 24 months         34       9,123,585.01       64.15%     6.483        359     82.47       650
Prepay Penalty: 36 months          5       1,534,259.45       10.79%     6.146        313     81.72       636
-------------------------------------------------------------------------------------------------------------
TOTAL                             53      14,221,761.20      100.00%     6.394        354     82.59       652

                                                             WEIGHTED
                                                  WEIGHTED    AVERAGE  WEIGHTED
                                                   AVERAGE     STATED   AVERAGE  WEIGHTED
            # OF  CURRENT PRINCIPAL  PCT BY CURR     GROSS  REMAINING  COMBINED   AVERAGE
FICO       LOANS            BALANCE     PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-----------------------------------------------------------------------------------------

540-559        1         293,760.00        2.07%     6.750        359     81.60       545
600-619        2       1,209,000.00        8.50%     6.376        358     82.99       606
620-639       14       3,915,296.75       27.53%     6.570        359     82.82       629
640-659       16       4,128,551.24       29.03%     6.318        342     82.66       651
660-679        8       2,215,929.00       15.58%     6.040        359     81.91       669
680-699        5       1,141,025.00        8.02%     6.565        359     82.91       688
700+           7       1,318,199.21        9.27%     6.497        359     82.43       733
-----------------------------------------------------------------------------------------
TOTAL         53      14,221,761.20      100.00%     6.394        354     82.59       652
